                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-71690) and Form S-8 (Nos. 333-76808, 333-40160,
333-36068,333-33358, 333-87309 and 333-89499) of Internet Pictures Corporation
of our reports dated March 27, 2003, except for Note 15 which is as of August 13, 2003, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K/A.



/s/ PricewaterhouseCoopers, LLP


San Jose, California
August 13, 2003